Net income attributable to non-controlling interests	12 Months Ended
Dec. 31, 2025
Analysis of income and expense [abstract]
Net income attributable to non-controlling interests	D.32. Net income attributable to non-controlling interests
The table below shows Net income attributable to non-controlling interests for the reporting periods presented:

(€ million)	2025	2024	2023
Share of net income attributable to non-controlling interests	38	58	36
Total	38	58	36